Accounts receivable, net	12 Months Ended
Dec. 31, 2020
Accounts receivable, net
Note 3 - Accounts receivable, net
	December 31,	December 31,
	2020	2019
Accounts receivable, gross	$483,851	$338,944
Less: bad debt provision	(43,068)	(37,898)
Accounts receivable, net	$440,783	$301,046

The amounts of accounts receivable remained outstanding 365 days past due are deemed as uncollectible by the Company. They assess the recoverability of uncollected accounts receivable continuously. The detail of bad debt provision as following:

	December 31,	December 31,
	2020	2019
within 1 month	$-	$-
1-2 months	-	-
2-3 months	-	-
3-6 months	-	-
6-12 months	-	-
> 1 year	43,068	37,898
Subtotal	$43,068	$37,898

Bad debt (recovery) expense for the years ended December 31, 2020 and 2019 amounted to $2,411 and $(137,846), respectively.